UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 10, 2019
Date of Report (Date of earliest event reported)

 NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

+852-3107-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Natural Health Trends Corp. (the “Company”) adopted the First Amendment to the Natural Health Trends Corp. 2016 Equity Incentive Plan (the “Plan”) on October 10, 2019 (the “Amendment”). Pursuant to the terms of the Amendment, the Plan was amended effective August 9, 2019 to provide that the limits to awards that may be granted to individual awardees in any 12-month period as provided in Section 3(b)(i) of the Plan (the “Individual Award Limits”) shall be deemed not to apply to the award of shares of restricted common stock made by the Company’s Compensation Committee on August 9, 2019, and the Plan was further amended effective as of the date of the Amendment to eliminate the Individual Award Limits.

Item 8.01    Other Events.

On October 10, 2019, the Board of Directors of the Company determined that the grant and issuance of 410,556 shares of restricted common stock of the Company to certain employees of the Company or its affiliates (the “Additional Share Awards”), as authorized by the Compensation Committee as of August 9, 2019, were potentially “defective corporate acts” within the meaning of Section 204 of the Delaware General Corporation Law (“Section 204 of the DGCL”). These potentially defective corporate acts may have arisen out of certain “failures of authorization” (within the meaning of Section 204 of the DGCL) because the Additional Share Awards were granted and issued to three employees in excess of the Individual Award Limits, as provided in the Company’s originally approved Plan. In conjunction with the Board of Directors’ adoption of the Amendment as provided in Item 5.02 above, the Board of Directors approved the ratification of the grant and issuance of the Additional Share Awards.

The statutory notice required by Section 204 of the DGCL to the Company’s stockholders is set forth in Exhibit 99.1 hereto and incorporated by referenced herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to the Natural Health Trends Corp. 2016 Equity Incentive Plan, dated October 10, 2019
99.1	Statutory Notice Pursuant to Section 204 of the Delaware General Corporation Law

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	First Amendment to the Natural Health Trends Corp. 2016 Equity Incentive Plan, dated October 10, 2019
99.1	Statutory Notice Pursuant to Section 204 of the Delaware General Corporation Law